Supplement to the May 1, 2008 Prospectus, as supplemented,
                      for the following products:
                      Spinnaker Variable Annuity
                  Spinnaker Advisor Variable Annuity

                   Supplement dated January 7, 2009


Effective December 12, 2008, Calvert Asset Management Company, Inc.
assumed the responsibility as investment advisor to the Summit Funds. Accordingly, all references in this prospectus to Summit Investment Partners, Inc. should be replaced with Calvert Asset Management Company, Inc.

In addition, pursuant to the change in the primary benchmark, the name of the Lehman Aggregate Bond Index Portfolio has changed to Barclays Capital
Aggregate Bond Index Portfolio.   Accordingly, under Section 4:  Investment
Options any reference to Lehman Aggregate Bond Index for Summit Mutual Funds, Inc. is replaced with Barclays Capital Aggregate Bond Index.